First Quarter 2022 Investor Presentation

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID-19 pandemic) and other catastrophic events in the Company’s geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

3 Business model prioritizing core funding, asset quality and capital strength Operate in attractive, high growth markets throughout the Southeast History of organic growth and opportunistic acquisitions Focused on improving operating leverage Who We Are

Overview Note: Financial data as of March 31, 2022 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $16.9 billion Loans: 10.3 Deposits: 14.0 Equity: 2.1 4 MS 23% AL 24% FL 6% GA 30% TN 17% Loans MS 36% AL 14%FL 3% GA 34% TN 13% Deposits 83% 5% 10% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance

55 20 65 10 65 75 20 95 95 85 77 95 81 7524 40 59 40 FLORIDA Jackson Mobile Knoxville Chattanooga Greensboro Raleigh Columbia Nashville Winston-Salem Montgomery Birmingham Columbus Charlotte Jacksonville Memphis Orlando Huntsville Tallahassee Atlanta Wilmington Charleston Savannah Tupelo Greenville MISSISSIPPI ALABAMA TENNESSEE GEORGIA SOUTH CAROLINA NORTH CAROLINA ARKANSAS LOUISIANA Branch (158) Loan Production Office (7) Mortgage (21) Insurance (8) Financial Services (2) 5 Renasant Footprint

First Quarter Highlights 6 • Net income of $33.5 million with diluted EPS of $0.60 • Completed the acquisition of Southeastern Commercial Finance, LLC, an asset-based lending company headquartered in Birmingham, AL, on March 1, 2022, which added $28.1 million in loans on the date of acquisition • Allowance for credit losses on loans to total loans decreased to 1.61% • Credit metrics remained stable with nonperforming loans to total loans remaining at 0.51% and criticized loans (which includes classified and special mention loans) decreasing to 2.47% • Loans increased $292.5 million during the first quarter of 2022; excluding loans acquired as part of the Southeastern Commercial Finance, LLC transaction, loans increased $264.4 million, which represents 10.70% annualized net loan growth • Deposits increased $85.2 million on a linked quarter basis, and noninterest- bearing deposits now represent 33.64% of total deposits

Financial Condition

$2,044 $2,126 $2,133 $2,210 $2,138 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2018 2019 2020 2021 Q1 2022 $10,129 $10,213 $12,060 $13,906 $13,991 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 2018 2019 2020 2021 Q1 2022 $9,083 $9,690 $10,933 $10,021 $10,313 $9,804 $9,963 $10,305 $1,129 $58 $8 0 200 0 400 0 600 0 800 0 100 00 120 00 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 2018 2019 2020 2021 Q1 2022 $12,935 $13,401 $14,930 $16,810 $16,864 $0 $2,000 $4,000 $6,000 $8,000 $10 ,000 $12 ,000 $14 ,000 $16 ,000 $18 ,000 2018 2019 2020 2021 Q1 2022 Balance Sheet Growth 8 Total Assets Total Loans excluding Loans Held for Sale Total Deposits Total Equity (1) Green bar represents Paycheck Protection Program (“PPP”) loans outstanding as of December 31, 2020, December 31, 2021, and March 31, 2022. Note: Dollars in millions PPP (1)

Tangible Book Value Per Share* 9 *Tangible Book Value Per Share is a non-GAAP financial measure. See slide 43 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $11.51 $13.13 $13.95 $16.65 $17.83 $18.21 $20.20 $20.69 $22.35 $20.91 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022

Loans and Yields 10Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. See slide 40 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $10,688 $10,149 $10,017 $10,021 $10,313 4.24% 4.24% 4.11% 3.98% 3.88% 4.01% 3.94% 3.89% 3.87% 3.82% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I Paycheck Protection Program ("PPP") Loan Yield Core Loan Yield**

Loan Portfolio Composition 1-4 Family 21% HELOC 5% Consumer 1% Construction & Land Dev. 15% NOO CRE 28% OO CRE 14% C&I 14% Other 2% *Chart excludes PPP loans of $8.4 million At March 31, 2022, loans held for investment totaled $10.3 billion 11 • Legacy of proactive portfolio management and conservative credit underwriting • Granular loan portfolio: o Average loan balance outstanding is approximately $193,000 o Diversified commercial portfolio o Active Concentration Management Framework • Approximately 94% of loans are in footprint • Rate sensitivity: o 40% variable rate o 10% adjustable rate o 50% fixed rate Loan Portfolio Highlights as of March 31, 2022

Diversified Loan Portfolio 12 2No industry included in the 46% of C&I above exceeds 3% of the total loan portfolio Note: Chart excludes PPP loans of $8.4 million 1NOO CRE Construction loans have been restated to their respective permanent collateral type

ADC and CRE Loan Concentration Levels 13 ADC Loans as a Percentage of Bank Risk Based Capital CRE Loans (Const. & Perm) as a Percentage of Bank Risk Based Capital 81% 78% 73% 76% 79% 83% 87% 82% 88% 0% 20% 40% 60% 80% 100% 0% 50% 100% 150% 200% 250% 300%

Deposit Mix and Pricing 14 Note: Dollars in millions $12,737 $13,115 $13,255 $13,906 $13,991 0.27% 0.24% 0.21% 0.18% 0.17% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Core Deposit Funding 34% 49% 8% 7% 2% Noninterest-bearing Interest-bearing Savings Time < $250,000 Time > $250,000 Cost of Funds 1Q21 4Q21 1Q22 Noninterest-bearing demand - - - Interest-bearing demand 0.27% 0.21% 0.22% Savings 0.08% 0.06% 0.05% Time deposits 1.02% 0.67% 0.55% Borrowed funds 3.21% 4.03% 4.08% Total Cost of funds 0.38% 0.30% 0.30% • 98% of total deposits are considered core deposits (all deposits other than time deposits > $250,000) 15 Deposits as of March 31, 2022 ($14.0 Billion)

Liquidity 16 Note: Dollars in millions $1,262 $1,605 $1,476 $1,878 $1,607 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Cash and Cash Equivalents $1,536 $2,164 $2,545 $2,387 $2,405 $416 $487 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 AFS securities HTM securities Securities 88% 81% 76% 73% 74% $1 $1 $1 $1 $1 $1 $1 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Average Loans to Average Deposits

Subordinated Notes $335,244 ACL $133,117 Trust Preferred $107,927 Common Equity Tier 1 $1,316,342 1 Capital Position 17 Tier 1 $1,424 Tier 2 $468 Regulatory Capital as of March 31, 2022 • $50 million stock repurchase program will remain in effect through October 2022; however, no buyback activity in the first quarter of 2022 • Consistent dividend payment history, including through the 2008 financial crisis • Redeemed $30 million of our subordinated notes on March 1, 2022 Capital Highlights Note: Dollars in millions

Strong Capital Position 18 (1) Inclusive of the capital conservation buffer * Tangible Common Equity is a non-GAAP financial measure. See slide 42 in the appendix for a description of the exclusions and a reconciliation of this non- GAAP financial measure to GAAP. Ratio 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Minimum to be Well Capitalized (1) Tangible Common Equity* 8.23% 8.22% 8.15% 7.86% 7.35% N/A Leverage 9.49 9.30 9.18 9.15 9.00 5.00% Tier 1 Risk Based 12.00 12.07 11.94 12.10 11.67 8.50 Total Risk Based 15.09 15.11 14.66 16.14 15.50 10.50 Tier 1 Common Equity 11.05 11.14 11.02 11.18 10.78 7.00 Capital Ratios

Dividend History 19 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00

Asset Quality

2.47% 2.00% 2.50% 3.00% 3.50% 4.00% $200,000 $250,000 $300,000 $350,000 $400,000 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Criticized Loans/Total Loans* Criticized Loans % of Total Loans, excl. PPP ($ in thousands) 0.30% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Loans 30-89 Days Past Due/ Total Loans* 30-89 DPD % of Total Loans, excl. PPP ($ in thousands) Asset Quality 21* The ratio of loans 30-89 days past due to total loans (excluding PPP loans) and the ratio of criticized loans to total loans (excluding PPP loans) are non-GAAP financial measures. See slide 44 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

0.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 NPAs/Total Assets* Nonperforming loans OREO % of Assets, excl. PPP ($ in thousands) 0.03% 0.00% 0.20% 0.40% 0.60% 0.80% $- $5,000 $10,000 $15,000 $20,000 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Net Charge-offs/Average Loans* Net charge-offs % of Avg Loans, excl. PPP ($ in thousands) Asset Quality 22* Nonperforming assets to total assets (excluding PPP loans) and net charge-offs to average loans (excluding PPP loans) are non-GAAP financial measures. See slide 45 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

1.62% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $140,000 $150,000 $160,000 $170,000 $180,000 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Allowance/Total Loans* Allowance % of Total Loans, excl. PPP ($ in thousands) 319% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 23* Allowance for credit losses to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 44 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP.

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans SBA Paycheck Protection Program - - - - Commercial, Financial, Agricultural 33,922$ 2.49 33,606$ 2.32 Lease Financing Receivables 1,486 1.95 1,582 1.76 Real Estate - 1-4 Family Mortgage 32,356 1.19 36,848 1.30 Real Estate - Commercial Mortgage 68,940 1.52 65,231 1.42 Real Estate - Construction 16,419 1.49 18,411 1.51 Installment loans to individuals 11,048 7.71 10,790 7.87 Allowance for Credit Losses on Loans 164,171 1.64 166,468 1.61 Allowance for Credit Losses on Deferred Interest 1,273 1,266 Reserve for Unfunded Commitments 20,035 19,485 Total Reserves 185,479$ 187,219$ 3/31/202212/31/2021 24

Loss Absorption Capacity 25 ($ in thousands) 3/31/2022 Allowance for Credit Losses on Loans 166,468$ Reserve for Unfunded Commitments 19,485 Purchase Accounting Discounts 14,102 Total Loss Absorption Capacity 200,055$

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 27 $57.9 $40.9 $40.1 $37.1 $33.5 $62.3 $48.8 $50.2 $49.2 $42.7 1.66% 1.24% 1.23% 1.19% 1.04% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. See slides 35 and 36 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Diluted Earnings per Share Reported and Adjusted* 28 $1.02 $.72 $.71 $.66 $.60 $.85 $.73 $.71 $.68 $.60 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Diluted EPS (GAAP) Diluted EPS Adjusted (non-GAAP)* * Diluted earnings per share (adjusted) is a non-GAAP financial measure. See slide 37 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Profitability Ratios 29 10.81% 7.40% 7.16% 6.59% 6.05% 16.68% 13.64% 13.13% 12.31% 10.99% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* 1.54% 1.04% 0.99% 0.89% 0.81% 1.29% 1.04% 0.99% 0.92% 0.82% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* Return on Average Equity (ROE)Return on Average Assets (ROAA) * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. See slides 36 and 38 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Core Net Interest Income (FTE) & Core Net Interest Margin* 30 $111.3 $111.2 $105.0 $103.3 $101.4 3.37% 3.19% 2.93% 2.81% 2.76%3.12% 2.92% 2.76% 2.73% 2.71% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. See slide 39 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Note: Dollars in thousands $81,037 $47,610 $50,755 $47,582 $37,458 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other Noninterest Income 31 Service Charges 25% Fees and Commissions 11% Insurance 7% Wealth Management 16% Mortgage Banking 26% Other 15% Q1 2022 – Noninterest Income Contribution • Wealth management and insurance continued to produce strong results during the first quarter of 2022 • Mortgage banking income had locked volume in line with prior quarter, but continued to experience gain on sale margin compression

Mortgage Banking 32 Mortgage MixMortgage banking income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments included in “Gain on sales of loans, net” in the table above. ($ in thousands) 1Q21 4Q21 1Q22 Gain on sales of loans, net 33,901$ 10,801$ 6,047$ Fees, net 4,902 4,320 3,053 Mortgage servicing income, net (1,631) (395) 533 MSR valuation adjustment 13,561 - - Mortgage banking income, net 50,733$ 14,726$ 9,633$ 3.85% 2.73% 2.23% 2.01% 1.81% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $1.7 $1.5 $1.4 $1.2 $1.2 $- $0 $0 $1 $1 $1 $1 $1 $2 $2 $2 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Locked Volume (in billions) (in %) 1Q21 4Q21 1Q22 Wholesale 43 38 38 Retail 57 62 62 Purchase 53 65 73 Refinance 47 35 27

Noninterest Expense and Efficiency Ratio

RENASANT CORPORATION | Understanding You.

($ in thousands)	4Q21	1Q22	Change
Salaries and employee benefits	$ 62,523	$ 62,239	$ (284)
Data processing	5,346	4,263	(1,083)
Net occupancy and equipment	11,177	11,276	99
Intangible amortization	1,424	1,366	(58)
Debt prepayment penalty	6,123	-	(6,123)
Other	14,522	14,961	439
Total	$ 101,115	$ 94,105	$ (7,010)

Q1 2022 – Noninterest Expense Mix



Other 16%
Intangible amortization 1%
Net occupancy and equipment 12%
Data processing 5%
Salaries and employee benefits 66%

Efficiency Ratio



60%
64%
68%
67%
67%
66%
67%
64%
68%
67%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Efficiency Ratio (GAAP)
Adjusted Efficiency Ratio (non-GAAP)*

- Noninterest expense was down $7.0 million linked quarter
- Decrease in debt prepayment penalty of $6.1 million recognized in the fourth quarter of 2021
- Data processing decrease is due to savings realized from contract re-negotiations
- Closed 3 branches during the first quarter of 2022 as part of the Company's ongoing branch evaluation effort

*Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 41 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

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Appendix

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue 35(1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning. $ in thousands 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Net income (GAAP) 57,908$ 40,867$ 40,063$ 37,054$ 33,547$ Income taxes 16,842 7,545 11,185 11,363 7,935 Provision for credit losses (including unfunded commitments) - - (1,400) (768) 950 Pre-provision net revenue (non-GAAP) 74,750$ 48,412$ 49,848$ 47,649$ 42,432$ Merger and conversion expense - - - - 687 Debt prepayment penalties - - - 6,123 - Swap termination gains - - - (4,676) - MSR valuation adjustment (13,561) - - - - Restructuring charges 292 15 - 61 (455) COVID-19 related expenses(1) 785 370 323 33 - Adjusted pre-provision net revenue (non-GAAP) 62,266$ 48,797$ 50,171$ 49,190$ 42,664$

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION | Understanding You.

Adjusted Pre-Provision Net Revenue/Average Assets

$ in thousands	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Net income (GAAP)	$ 57,908	$ 40,867	$ 40,063	$ 37,054	$ 33,547
Merger and conversion expense	-	-	-	-	687
Debt prepayment penalties	-	-	-	6,123	-
Swap termination gains	-	-	-	(4,676)	-
MSR valuation adjustment	(13,561)	-	-	-	-
Restructuring charges	292	15	-	61	(455)
COVID-19 related expenses[1]	785	370	323	33	-
Tax effect of adjustments noted above[2]	2,820	(83)	(71)	(363)	(51)
Net income with exclusions (non-GAAP)	$ 48,244	$ 41,169	$ 40,315	$ 38,232	$ 33,728
Adjusted pre-provision net revenue (non-GAAP)[3]	$ 62,266	$ 48,796	$ 50,171	$ 49,190	$ 42,664
Total average assets	$ 15,203,691	$ 15,831,018	$ 16,130,149	$ 16,450,640	$ 16,697,264
Return on Average Assets (GAAP)	1.54%	1.04%	0.99%	0.89%	0.81%
Return on Average Assets (Adjusted) (non-GAAP)	1.29%	1.04%	0.99%	0.92%	0.82%
Adjusted pre-provision net revenue/ Average assets (non-GAAP)	1.66%	1.24%	1.23%	1.19%	1.04%

(1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item.
(2) Tax effect is calculated based on the respective periods' effective tax rate excluding the impact of discrete items.
(3) See slide 35 for a reconciliation of Adjusted pre-provision net revenue.

36

Reconciliation of Non-GAAP Disclosures 37 Adjusted Diluted Earnings Per Share (1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items. $ in thousands 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Net income (GAAP) 57,908$ 40,867$ 40,063$ 37,054$ 33,547$ Merger and conversion expense - - - - 687 Debt prepayment penalties - - - 6,123 - Swap termination gain - - - (4,676) - MSR valuation adjustment (13,561) - - - - Restructuring charges 292 15 - 61 (455) COVID-19 related expenses(1) 785 370 323 33 - Tax effect of adjustments noted above(2) 2,820 (83) (71) (363) (51) Net income with exclusions (non-GAAP) 48,244$ 41,169$ 40,315$ 38,232$ 33,728$ Diluted shares outstanding (average) 56,519,199 56,635,898 56,447,184 56,105,050 56,081,863 Diluted EPS (GAAP) 1.02$ 0.72$ 0.71$ 0.66$ 0.60$ Adjusted Diluted EPS (non-GAAP) 0.85$ 0.73$ 0.71$ 0.68$ 0.60$

Reconciliation of Non-GAAP Disclosures

RENANSANT CORPORATION Understanding You.

Return on Average Tangible Common Equity (Adjusted)

$ in thousands	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Net income (GAAP)	$ 57,908	$ 40,867	$ 40,063	$ 37,054	$ 33,547
Merger and conversion expense	-	-	-	-	687
Debt prepayment penalties	-	-	-	6,123	-
Swap termination gain	-	-	-	(4,676)	-
MSR valuation adjustment	(13,561)	-	-	-	-
Restructuring charges	292	15	-	61	(455)
COVID-19 related expenses[1]	785	370	323	33	-
Tax effect of adjustments noted above[2]	2,820	(83)	(71)	(363)	(51)
Net income with exclusions (non-GAAP)	$ 48,244	$ 41,169	$ 40,315	$ 38,232	$ 33,728
Amortization of intangibles	1,598	1,539	1,481	1,424	1,366
Tax effect of adjustment noted above[2]	(361)	(333)	(323)	(335)	(303)
Tangible net income with exclusion (non-GAAP)	$ 49,481	$ 42,375	$ 41,473	$ 39,321	$ 34,791
Average shareholders' equity (GAAP)	$ 2,172,425	$ 2,213,743	$ 2,219,431	$ 2,231,681	$ 2,249,667
Intangibles	969,001	967,430	965,960	964,575	965,430
Average tangible shareholders' equity (non-GAAP)	$ 1,203,424	$ 1,246,313	$ 1,253,471	$ 1,267,106	$ 1,284,237
Return on Average Equity (GAAP)	10.81%	7.40%	7.16%	6.59%	6.05%
Return on Average Tangible Common Equity (Adjusted) (non-GAAP)	16.68%	13.64%	13.13%	12.31%	10.99%

(1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item.
(2) Tax effect is calculated based on the respective periods' effective tax rate excluding the impact of discrete items.

38

Reconciliation of Non-GAAP Disclosures Core Net Interest Income (FTE) and Core Net Interest Margin 39 $ in thousands 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Net interest income (FTE) (GAAP) 111,264$ 111,205$ 105,002$ 103,249$ 101,383$ Less: Net interest income collected on problem loans 2,180 1,339 316 578 434 Accretable yield recognized on purchased loans 3,088 2,638 2,871 2,187 1,235 Interest income on PPP loans 10,687 10,120 3,503 485 619 Core net interest income (FTE) (non-GAAP) 95,309$ 97,108$ 98,312$ 99,999$ 99,095$ Total average earning assets 13,358,677$ 13,989,264$ 14,256,421$ 14,607,716$ 14,841,146$ Less: Average PPP loans 985,561 628,462 126,870 62,726 39,506 Adjusted total average earning assets (non-GAAP) 12,373,116$ 13,360,802$ 14,129,551$ 14,544,990$ 14,801,640$ Net interest margin (GAAP) 3.37% 3.19% 2.93% 2.81% 2.76% Core net interest margin (non-GAAP) 3.12% 2.92% 2.76% 2.73% 2.71%

Reconciliation of Non-GAAP Disclosures Core Loan Yield 40 $ in thousands 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Loan interest income (FTE) (GAAP) 113,072$ 110,785$ 103,769$ 99,670$ 97,001$ Less: Net interest income collected on problem loans 2,180 1,339 316 578 434 Accretable yield recognized on purchased loans 3,088 2,638 2,871 2,187 1,235 Interest income on PPP loans 10,687 10,120 3,503 485 619 Adjusted loan interest income (FTE) (non-GAAP) 97,117$ 96,688$ 97,079$ 96,420$ 94,713$ Total average loans 10,802,991$ 10,478,121$ 10,017,742$ 9,948,610$ 10,108,511$ Less: Average PPP loans 985,561 628,462 126,870 62,726 39,506 Adjusted total average loans (non-GAAP) 9,817,430$ 9,849,659$ 9,890,872$ 9,885,884$ 10,069,005$ Loan yield (GAAP) 4.24% 4.24% 4.11% 3.98% 3.88% Core loan yield (non-GAAP) 4.01% 3.94% 3.89% 3.87% 3.82%

Reconciliation of Non-GAAP Disclosures Adjusted Efficiency Ratio 41(1) See footnote 1 on slide 35 for an explanation of the types of expenses included in the COVID-19 related expenses line item. $ in thousands 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Net interest income (FTE) (GAAP) 111,264$ 111,205$ 105,002$ 103,249$ 101,383$ Total noninterest income (GAAP) 81,037 47,610 50,755 47,582 37,458 Securities gains 1,357 - 764 49 - Swap termination gain - - - 4,676 - MSR valuation adjustment 13,561 - - - - Adjusted total noninterest income (non-GAAP) 66,119$ 47,610$ 49,991$ 42,857$ 37,458$ Total income (FTE) (non-GAAP) 177,383$ 158,815$ 154,993$ 146,106$ 138,841$ Total noninterest expense (GAAP) 115,935$ 108,777$ 103,999$ 101,115$ 94,105$ Amortization of intangibles 1,598 1,539 1,481 1,424 1,366 Merger-related expenses - - - - 687 Debt prepayment penalty - - - 6,123 - Restructuring charges 292 15 - 61 (455) Provision for unfunded commitments - - (200) (300) (550) COVID-19 related expenses (1) 785 370 323 33 - Adjusted total noninterest expense (non-GAAP) 113,260$ 106,853$ 102,395$ 93,774$ 93,057$ Efficiency Ratio (GAAP) 60.29% 68.49% 66.77% 67.04% 67.78% Adjusted Efficiency Ratio (non-GAAP) 63.85% 67.28% 66.06% 64.18% 67.02%

Reconciliation of Non-GAAP Disclosures Tangible Common Equity 42 $ in thousands 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Actual shareholders' equity (GAAP) 2,173,701$ 2,203,807$ 2,203,944$ 2,209,853$ 2,137,642$ Intangibles 968,225 966,686 965,205 963,781 969,022 Actual tangible shareholders' equity (non-GAAP) 1,205,476$ 1,237,121$ 1,238,739$ 1,246,072$ 1,168,620$ Actual total assets (GAAP) 15,622,571$ 16,022,386$ 16,155,550$ 16,810,311$ 16,863,757$ Intangibles 968,225 966,686 965,205 963,781 969,022 Actual tangible assets (non-GAAP) 14,654,346$ 15,055,700$ 15,190,345$ 15,846,530$ 15,894,735$ Tangible Common Equity Ratio Shareholders' equity to (actual) assets (GAAP) 13.91% 13.75% 13.64% 13.15% 12.68% Effect of adjustment for intangible assets 5.68% 5.53% 5.49% 5.29% 5.33% Tangible common equity ratio (non-GAAP) 8.23% 8.22% 8.15% 7.86% 7.35%

Reconciliation of Non-GAAP Disclosures Tangible Book Value 43 $ in thousands (except share data) 2013 2014 2015 2016 2017 Actual shareholders' equity (GAAP) 665,652$ 711,651$ 1,036,818$ 1,232,883$ 1,514,983$ Intangibles 304,330 297,330 474,682 494,608 635,556 Actual tangible shareholders' equity (non-GAAP) 361,322$ 414,321$ 562,136$ 738,275$ 879,427$ Tangible Book Value Shares Outstanding 31,387,668 31,545,145 40,293,291 44,332,273 49,321,231 Book Value (GAAP) 21.21$ 22.56$ 25.73$ 27.81$ 30.72$ Tangible Book Value (non-GAAP) 11.51$ 13.13$ 13.95$ 16.65$ 17.83$ $ in thousands (except share data) 2018 2019 2020 2021 Q1 2022 Actual shareholders' equity (GAAP) 2,043,913$ 2,125,689$ 2,132,733$ 2,209,853$ 2,137,642$ Intangibles 977,793 976,943 969,823 963,781 969,022 Actual tangible shareholders' equity (non-GAAP) 1,066,120$ 1,148,746$ 1,162,910$ 1,246,072$ 1,168,620$ Tangible Book Value Shares Outstanding 58,546,480 56,855,002 56,200,487 55,756,233 55,880,666 Book Value (GAAP) 34.91$ 37.39$ 37.95$ 39.63$ 38.25$ Tangible Book Value (non-GAAP) 18.21$ 20.20$ 20.69$ 22.35$ 20.91$

Reconciliation of Non-GAAP Disclosures

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Asset Quality Ratios excluding PPP loans

$ in thousands	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Total loans (GAAP)	$ 10,688,408	$ 10,149,242	$ 10,016,824	$ 10,020,914	$ 10,313,459
Less:					
PPP loans	860,864	246,931	67,462	58,391	8,382
Adjusted total loans (non-GAAP)	$ 9,827,544	$ 9,902,311	$ 9,949,362	$ 9,962,523	$ 10,305,077
Loans 30-89 Days Past Due	21,801	15,077	14,806	27,604	30,617
Loans 30-89 Days Past Due / Total Loans	0.20%	0.15%	0.15%	0.28%	0.30%
Loans 30-89 Days Past Due / Total Loans excluding PPP loans (non-GAAP)	0.22%	0.15%	0.15%	0.28%	0.30%
Classified Loans	229,244	206,724	187,223	160,790	178,015
Special Mention Loans	120,320	125,507	138,497	115,496	76,949
Criticized Loans	349,564	332,231	325,720	276,286	254,964
Criticized Loans / Total Loans	3.27%	3.27%	3.25%	2.76%	2.47%
Criticized Loans / Total Loans excluding PPP loans (non-GAAP)	3.56%	3.36%	3.27%	2.77%	2.47%
Nonperforming Loans	56,105	56,536	56,740	50,805	52,242
Nonperforming Loans / Total Loans	0.52%	0.56%	0.57%	0.51%	0.51%
Nonperforming Loans / Total Loans excluding PPP loans (non-GAAP)	0.57%	0.57%	0.57%	0.51%	0.51%
Allowance for Credit Losses on Loans	173,106	172,354	170,038	164,171	166,468
ACL / Total Loans	1.62%	1.70%	1.70%	1.64%	1.61%
ACL / Total Loans excluding PPP loans (non-GAAP)	1.76%	1.74%	1.71%	1.65%	1.62%

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Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans, continued 45 $ in thousands Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Total average loans (GAAP) 10,802,991$ 10,478,121$ 10,017,742$ 9,948,610$ 10,108,511$ Less: Average PPP loans 985,561 628,462 126,870 62,726 39,506 Adjusted total average loans (non-GAAP) 9,817,430$ 9,849,659$ 9,890,872$ 9,885,884$ 10,069,005$ Total assets (GAAP) 15,622,571$ 16,022,386$ 16,155,550$ 16,810,311$ 16,863,757$ Less: PPP loans 860,864 246,931 67,462 58,391 8,382 Adjusted total assets (non-GAAP) 14,761,707$ 15,775,455$ 16,088,088$ 16,751,920$ 16,855,375$ Nonperforming Assets 62,076 61,475 61,445 53,345 54,304 Nonperforming Assets / Total Assets 0.40% 0.38% 0.38% 0.32% 0.32% Nonperforming Assets / Total Assets excluding PPP loans (non-GAAP) 0.42% 0.39% 0.38% 0.32% 0.32% Net charge-offs 3,038 752 1,116 5,367 851 Annualized Net charge-offs / Average Loans 0.11% 0.03% 0.04% 0.21% 0.03% Annualized Net charge-offs / Average Loans excluding PPP loans (non-GAAP) 0.13% 0.03% 0.04% 0.22% 0.03%

Investor Inquiries 46 C. Mitchell Waycaster President and Chief Executive Officer Kevin D. Chapman Senior Executive Vice President, Chief Operating Officer James C. Mabry IV Senior Executive Vice President, Chief Financial Officer